Digital Media Solutions, Inc. Announces Q1 2024 Financial Results

•First-quarter net revenue of $70.7 million
•First-quarter gross margin of 20.2% and Variable Marketing Margin (VMM) of 23.7%

Clearwater, Fla. -- May 15, 2024 -- Digital Media Solutions, Inc., (OTCMKTS: DMSL) (“DMS” or the “Company”), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the first quarter ended March 31, 2024.

DMS serves over 315 scaled enterprise customers and approximately 4,550 small and medium-sized businesses across the Property and Casualty (P&C) Insurance, Health Insurance, Ecommerce, Career and Education and Consumer Finance verticals with digital performance marketing solutions.

“Our first quarter results again reflected improving conditions in the Property and Casualty vertical, building on the trend we saw at the end of last year. We are optimistic that P&C has hit an inflection point in its recovery, which should help drive growth for DMS in 2024. We are continuing to deliver on our operational initiatives and – with a strong foundation and blue-chip client base – we are poised to capitalize on the opportunities ahead as P&C and other markets rebound,” said Joe Marinucci, CEO of DMS.

“Our Marketplace Solutions segment revenue grew in the first quarter compared to the same quarter in prior year, reflecting the early recovery in our P&C vertical and the meaningful growth opportunities ahead for DMS. Additionally, we decreased our operating expenses by approximately 20% and meaningfully improved margins in our Technology Solutions vertical, underscoring our commitment to streamline operations and enhance efficiency. As we move ahead, we remain focused on operating efficiently and continuing to grow our sales pipeline to deliver better business results for more clients,” added Vanessa Guzmán-Clark, CFO of DMS.

First Quarter 2024 Performance:

(All comparisons are relative to the first quarter of 2023)

•Net revenue of $70.7 million, down 21.7%
•Gross profit margin (defined as the percentage of net revenue less cost of revenue) of 20.2%, a decrease of 4.5 PPTS
•Variable Marketing Margin of 23.7%, a decrease of 6.1 PPTS
•Operating expenses (comprised of Salaries and related costs, General and administrative expenses, Depreciation and amortization, Acquisition costs, and Change in fair value of contingent liabilities), totaled $26.1 million, a decrease of $6.5 million
•Net loss of $26.3 million compared to Net loss of $20.7 million
•Adjusted EBITDA of $(4.3) million compared to $3.4 million
•EPS of $(5.96) compared to $(4.67); and adjusted EPS of $(3.50) compared to $(0.78)
•Ended the quarter with $14.2 million in cash and cash equivalents, and total debt of $301.9 million

First Quarter 2024 Segment Performance (including intercompany revenue):

(All comparisons are relative to the first quarter of 2023)

•Marketplace Solutions generated revenue of $38.8 million, up 4.1%. Gross margin was 18.2%, down from 21.3%.
•Brand Direct Solutions generated revenue of $42.0 million, down 24.1%. Gross margin was 13.6%, down from 22.7%.
•Technology Solutions generated revenue of $1.8 million, down 23.4%. Gross margin was 85.6%, up from 74.2%.

Variable Marketing Margin (VMM) and Adjusted EBITDA, as well as certain other measures in this release, are non-GAAP financial measures. See "Non-GAAP Financial Measures" and “Variable Marketing Margin” for how we define these measures, together with the financial tables that accompany this release for reconciliations of these measures to the closest comparable GAAP measures.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are made in reliance upon the protections provided by such acts for forward-looking statements and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “assume,” “likely,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, our expectations with respect to our future performance and ability to implement our strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve a number of judgments, risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) financial and business performance, including our business metrics and potential liquidity; (2) changes in our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans, including related to the strategic review process as required under the agreements governing our Credit Facility (as defined below) and the potential sale of all or part of our business; (3) ability to attain the expected financial benefits from the ClickDealer transaction; (4) any impacts to the ClickDealer business from our acquisition thereof; (5) ability to successfully recover should DMS experience a disaster or other business continuity problem from a hurricane, flood, earthquake, terrorist attack, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event; (6) ability to manage our international expansion as a result of the ClickDealer acquisition, including operations in the Ukraine; (7) the Company’s exposure to potential criminal sanctions or civil penalties for noncompliance with foreign and U.S. laws and regulations that are applicable in the domestic and international jurisdictions in which it operates, including sanctions laws relating to countries such as Iran, Russia, Sudan, Syria and Venezuela, anti-corruption laws such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010, and local laws prohibiting corrupt payments to government officials, as well as import and export restrictions; (8) changes in client demand for our services and our ability to adapt to such changes; (9) the entry of new competitors in the market; (10) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (11) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (12) the performance of DMS’s technology infrastructure; (13) ability to protect DMS’s intellectual property rights; (14) ability to successfully source, complete and integrate acquisitions; (15) ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including relating to revenue and the impairment of goodwill and intangible assets; (16) the continuously evolving laws and regulations applicable to our business in the United States and around the world and our ability to maintain compliance therewith; (17) our substantial levels of indebtedness; (18) our ability to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows, including our ability to service our debt obligations under our senior secured credit facility, entered into on May 25, 2021 (as amended from time to time, the “Credit Facility”); (19) our ability to comply with the covenants in our Credit Facility and our obligations to the holders of our Series A convertible redeemable Preferred Stock and Series B convertible redeemable Preferred Stock; (20) volatility in the trading price of our common stock and our public warrants and fluctuations in value of our private placement warrants and preferred warrants; and (21) other risks and uncertainties indicated from time to time in DMS’s filings with the U.S. Securities and Exchange Commission (“SEC”), including those under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year 2023 (as may be amended) and in DMS’s subsequent filing with the SEC.

There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks.

We caution that the foregoing list of factors is not exclusive. In addition, we caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For the avoidance of doubt, there can be no assurance that the strategic review process will result in any strategic alternative being consummated (including the sale of all or part of the Company), or any assurance as to the review process’s outcome, timing or ultimate potential value to our equity holders and other stakeholders. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements are based on information available as of the date hereof, and current expectations, forecasts and assumptions. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or similar transactions, including related to our strategic review process.

About DMS:

Digital Media Solutions, Inc. (DMS) drives better business results by connecting high-intent consumers with advertisers across our core verticals; Insurance (auto, home, health), Education and Consumer/E-Commerce. Our innovative solutions help consumers shop and save, while helping our advertisers achieve above average return on ad spend. Learn more at https://digitalmediasolutions.com.

Investor Relations
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

For the full press release, please visit https://investors.digitalmediasolutions.com/news/default.aspx

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Balance Sheets
(in thousands, except per share data)

	March 31, 2024	December 31, 2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,181	$18,466
Restricted cash	505	502
Accounts receivable, net of allowances of $3,732 and $4,172, respectively	32,397	35,322
Contract assets - current, net	5,613	6,467
Prepaid and other current assets	2,980	2,908
Income tax receivable	2,064	2,133
Total current assets	57,740	65,798
Property and equipment, net	14,454	15,390
Operating lease right-of-use assets, net	692	862
Goodwill	32,849	32,849
Intangible assets, net	28,071	29,441
Contract assets - non-current, net	1,015	1,632
Other assets	1,197	1,315
Total assets	$136,018	$147,287
Liabilities, Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable	$42,331	$41,235
Accrued expenses and other current liabilities	10,568	10,548
Current portion of long-term debt	2,750	2,750
Tax Receivable Agreement liability	164	164
Operating lease liabilities - current	1,812	1,812
Contingent consideration payable - current	1,000	1,000
Total current liabilities	58,625	57,509
Long-term debt	299,119	286,353
Deferred tax liabilities	284	314
Operating lease liabilities - non-current	187	532
Warrant liabilities	1,016	82
Contingent consideration payable - non-current	495	512
Total liabilities	359,726	345,302
Preferred stock, $0.0001 par value, 100,000 shares authorized; 80 Series A and 60 Series B convertible redeemable issued and outstanding, respectively at March 31, 2024	16,802	16,646
Stockholders' deficit:
Class A common stock, $0.0001 par value, 500,000 shares authorized; 4,287 issued and outstanding at March 31, 2024	4	4
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 1,672 issued and outstanding at March 31, 2024	3	3
Class C convertible common stock, $0.0001 par value, 40,000 authorized; none issued and outstanding at March 31, 2024	—	—
Additional paid-in capital	(79,298)	(80,523)
Treasury stock, at cost, 7 and 7416 shares, respectively	(235)	(235)
Cumulative deficit	(151,773)	(126,230)
Total stockholders' deficit	(231,299)	(206,981)
Non-controlling interest	(9,211)	(7,680)
Total deficit	(240,510)	(214,661)
Total liabilities, preferred stock and stockholders' deficit	$136,018	$147,287

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Operations
(Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2024	2023

Net revenue	$70,709	$90,313
Cost of revenue (exclusive of depreciation and amortization)	56,407	68,042
Salaries and related costs	10,957	12,226
General and administrative expenses	11,402	12,856
Depreciation and amortization	3,726	5,082
Acquisition costs	—	2,345
Change in fair value of contingent consideration liabilities	(17)	13
Loss from operations	(11,766)	(10,251)
Interest expense, net	13,488	6,699
Change in fair value of warrant liabilities	934	3,764
Other (1)	40	—
Net loss before income taxes	(26,228)	(20,714)
Income tax expense (benefit)	50	(13)
Net loss	(26,278)	(20,701)
Net loss attributable to non-controlling interest	(891)	(8,103)
Net loss attributable to Digital Media Solutions, Inc.	$(25,387)	$(12,598)

Weighted-average Class A common shares outstanding – basic & diluted	4,287	2,695

Loss per share attributable to Digital Media Solutions, Inc.:
Basic and diluted – per Class A common shares	$(5.96)	$(4.67)
____________________
(1)Represents Foreign exchange loss (gain).

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities
Net loss	$(26,278)	$(20,701)
Adjustments to reconcile net loss to net cash used in operating activities
Allowance for credit losses - Accounts receivable, net	796	563
Depreciation and amortization	3,726	5,082
Amortization of right-of-use assets	183	242
Stock-based compensation, net of amounts capitalized	232	1,258
Interest expense paid-in-kind	12,375	—
Amortization of debt issuance costs	1,122	390
Deferred income tax (benefit) provision, net	(30)	550
Change in fair value of contingent consideration	(17)	13
Change in fair value of warrant liabilities	934	3,764
Loss from preferred warrants issuance	—	553
Change in income tax receivable and payable	69	(570)
Change in accounts receivable	2,129	(1,371)
Change in contract assets	1,471	—
Change in prepaid expenses and other current assets	3	(657)
Change in operating right-of-use assets	(13)	—
Change in accounts payable and accrued expenses	1,203	6,638
Change in operating lease liabilities	(345)	(537)
Net cash used in operating activities	(2,440)	(4,783)
Cash flows from investing activities
Additions to property and equipment	(1,154)	(1,215)
Acquisition of business, net of cash acquired	—	(35,320)
Net cash used in investing activities	(1,154)	(36,535)
Cash flows from financing activities
Payments of long-term debt and notes payable	(563)	(562)
Payments of borrowings on revolving credit facilities	(125)	—
Proceeds from preferred shares and warrants issuance, net	—	13,107
Net cash (used in) provided by financing activities	(688)	12,545
Net change in cash and cash equivalents and restricted cash	(4,282)	(28,773)
Cash and cash equivalents and restricted cash, beginning of period	18,968	48,839
Cash and cash equivalents and restricted cash, end of period	$14,686	$20,066

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$—	$6,349
Income taxes	—	7
Non-Cash Transactions:
Contingent and deferred acquisition consideration	$—	$2,457
Stock-based compensation capitalized in property and equipment	353	121
Capital expenditures included in accounts payable	87	176
Accretion and Dividends - Preferred Series A and B	156	—
Interest paid-in-kind	12,375	—

Non-GAAP Financial Measures

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin

Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.

Variable Marketing Margin is defined as net income (loss) less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.

Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.

The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended March 31,
	2024	2023
Net loss	$(26,278)	$(20,701)
Net loss % of revenue	(37)%	(23)%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	2,481	4,670
Salaries and related costs	10,957	12,226
General and administrative expenses	11,402	12,856
Acquisition costs	—	2,345
Depreciation and amortization	3,726	5,082
Change in fair value of contingent consideration	(17)	13
Change in fair value of warrant liabilities	934	3,764
Other (2)	40	—
Interest expense, net	13,488	6,699
Income tax expense (benefit)	50	(13)
Total adjustments	43,061	47,642
Variable marketing margin	$16,783	$26,941
Variable marketing margin % of revenue	24%	30%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).

(2)Represents Foreign exchange loss (gain) and Gain on disposal of assets.

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, as may be applicable, excluding (a) interest expense, net, (b) income tax expense (benefit), (c) depreciation and amortization, (d) change in fair value of warrant liabilities, (e) change in fair value of contingent consideration liabilities, (f) legal and professional fees - Debt Amendment, (g) termination of operations, (h) stock-based compensation expense, (i) restructuring costs, (j) acquisition and other related costs, and (k) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Net loss, the most directly comparable GAAP measure, and Adjusted EBITDA and Unlevered Free Cash Flow, (in thousands):

	Three Months Ended March 31,
	2024	2023
Net loss	$(26,278)	$(20,701)
Adjustments
Interest expense, net	13,488	6,699
Income tax expense (benefit)	50	(13)
Depreciation and amortization	3,726	5,082
Change in fair value of warrant liabilities	934	3,764
Change in fair value of contingent consideration liabilities	(17)	13
Legal and professional fees - Debt Amendment	2,521	—
Termination of operations	—	2,117
Stock-based compensation expense	232	1,258
Restructuring costs	746	493
Acquisition and other related costs (1)	—	3,614
Other expense (2)	279	1,034
Adjusted EBITDA	(4,319)	3,360
Less: Capital Expenditures	1,154	1,215
Unlevered free cash flow	$(5,473)	$2,145
Unlevered free cash flow conversion	126.7%	63.8%
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended March 31,
	2024	2023
Unlevered free cash flow	$(5,473)	$2,145
Capital expenditures	1,154	1,215
Adjusted EBITDA	(4,319)	3,360
Acquisition and other related costs (1)	—	3,614
Change in fair value of contingent consideration liabilities	(17)	13
Other expenses (2)	279	1,034
Stock-based compensation	232	1,258
Restructuring costs	746	493
Change in fair value of warrant liabilities	934	3,764
Legal and professional fees - Debt Amendment	2,521	—
Termination of operations	—	2,117
Subtotal before additional adjustments	(9,014)	(8,933)
Less: Interest expense, net	13,488	6,699
Less: Income tax expense (benefit)	50	(13)
Allowance for credit losses - Accounts receivable, net	796	563
Amortization of right-of-use assets	183	242
Stock-based compensation, net of amounts capitalized	232	1,258
Interest expense paid-in-kind	12,375	—
Amortization of debt issuance costs	1,122	390
Deferred income tax (benefit) provision, net	(30)	550
Change in fair value of contingent consideration	(17)	13
Change in fair value of warrant liabilities	934	3,764
Loss from preferred warrants issuance	—	553
Change in income tax receivable and payable	69	(570)
Change in accounts receivable	2,129	(1,371)
Change in contract assets	1,471	—
Change in prepaid expenses and other current assets	3	(657)
Change in operating right-of-use assets	(13)	—
Change in accounts payable and accrued expenses	1,203	6,638
Change in operating lease liabilities	(345)	(537)
Net cash used in operating activities	$(2,440)	$(4,783)
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income (or Adjusted Net Loss, if applicable) and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Loss as net loss attributable to Digital Media Solutions, Inc. adjusted, as may be applicable, for (x) costs associated with the change in fair value of warrant liabilities, acquisition costs, change in fair value of contingent consideration liabilities, restructuring costs, stock-based compensation expense and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define Adjusted EPS as adjusted net income or loss attributable to Digital Media Solutions, Inc. divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) and Preferred Stock Units for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (in thousands, except per share data):

	Three Months Ended March 31,
	2024	2023
Numerator:
Net loss	$(26,278)	$(20,701)
Net loss attributable to non-controlling interest	(891)	(8,103)
Accretion and dividend Series A and B convertible redeemable preferred stock	(156)	—
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic & diluted	$(25,543)	$(12,598)

Denominator:
Weighted-average Class A common shares outstanding – basic & diluted	4,287	2,695

Net loss per common share:
Basic and diluted – per Class A common shares	$(5.96)	$(4.67)

	Three Months Ended March 31,
	2024	2023
Numerator:
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic & diluted	$(25,543)	$(12,598)
Add adjustments:
Change in fair value of warrant liabilities	934	3,764
Acquisition costs	—	3,614
Change in fair value of contingent consideration liabilities	(17)	13
Restructuring costs	746	493
Stock-based compensation expense	232	1,258
	1,895	9,142
Adjusted net loss attributable to Digital Media Solutions, Inc. - basic and diluted	(23,648)	(3,456)

Denominator:
Weighted-average shares outstanding - basic & diluted	4,287	2,695
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	151	1,713
Weighted-average Preferred Stock Units that are convertible into Class A common stock	2,317	—
	6,755	4,408

Adjusted EPS - basic and diluted	$(3.50)	$(0.78)